UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2007 (November 12, 2007)

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02               Election of Director

On November 12, 2007, the Board of Directors of Theragenics Corporation (the “Company”) elected C. David Moody, Jr. to serve a term as a Class II director that will expire at the 2009 annual meeting of stockholders.

Mr. Moody is President and Chief Executive Officer of C.D. Moody Construction Company, a commercial construction firm which Mr. Moody founded in 1988.  Since 2000, Mr. Moody has also served as a director of Citizens Bancshares Corporation, a bank holding company traded on the OTC Bulletin Board, where he is a member of the Audit Committee, a member of the Executive Committee and Chairman of the Asset and Liability Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: November 15, 2007	By: /s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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